Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 2 • Nationwide VLI Separate Account - 4 • Nationwide VLI Separate Account - 7	Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account - G

Prospectus supplement dated November 8, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

For purposes of this supplement the following table names will be used interchangeably:  Total Annual Sub-Account Portfolio Operating Expenses and Total Annual Mutual Fund Operating Expenses.

Effective immediately, the Total Annual Sub-Account Portfolio Operating Expenses table contained in your prospectus is amended as follows:

The next item shows the minimum and maximum total operating expenses, as of December 31, 2006, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy.The table does not reflect Short-Term Trading Fees.More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio.  Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	11.49%	0.27%